Exhibit 24.1
POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, FRANCES S. CHANG, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance up to 17 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 19th day of February, 2014.

LEWIS CHEW	RICHARD A. MESERVE
Lewis Chew ANTHONY F. EARLEY, JR	Richard A. Meserve FORREST E. MILLER
Anthony F. Earley, Jr. FRED J. FOWLER	Forrest E. Miller ROSENDO G. PARRA
Fred J. Fowler MARYELLEN C. HERRINGER	Rosendo G. Parra BARBARA L. RAMBO
Maryellen C. Herringer RICHARD C. KELLY	Barbara L. Rambo BARRY LAWSON WILLIAMS
Richard C. Kelly ROGER H. KIMMEL	Barry Lawson Williams
Roger H. Kimmel

POWER OF ATTORNEY

ANTHONY F. EARLEY, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, FRANCES S. CHANG, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance of up to 17 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 2014.

ANTHONY F. EARLEY, JR.
Anthony F. Earley, Jr.

POWER OF ATTORNEY

KENT M. HARVEY, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints  HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, FRANCES S. CHANG, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance of up to 17 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 9th day of May, 2014.

KENT M. HARVEY
Kent M. Harvey

POWER OF ATTORNEY

DINYAR B. MISTRY, the undersigned, Vice President and Controller of PG&E Corporation (the “Corporation”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, FRANCES S. CHANG, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys in fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Controller (principal accounting officer) of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance of up to 17 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 9th day of May, 2014.

DINYAR B.MISTRY
Dinyar B. Mistry